UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22144

Voya Infrastructure, Industrials and Materials Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2018 to August 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
August 31, 2018
Voya Infrastructure, Industrials and Materials Fund
E-Delivery Sign-up – details inside
This report is intended for existing current holders. It is not a prospectus. This information should be read carefully.

Managed Distribution Policy
The Fund was granted exemptive relief by the U.S. Securities and Exchange Commission (the “Order”), which under the Investment Company Act of 1940, as amended (the “1940 Act”), permits the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than once per taxable year (“Managed Distribution Policy”). Pursuant to the Order, the Fund’s Board of Trustee’s (the “Board”) approved the Managed Distribution Policy and the Fund adopted the policy which allows the Fund to make periodic distributions of long-term capital gains.
Under the Managed Distribution Policy, the Fund makes quarterly distributions of an amount equal to $0.290 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.
The Managed Distribution Policy will be subject to periodic review by the Fund’s Board and the Board may amend or terminate the Managed Distribution Policy at any time without prior notice to the Fund’s shareholders; any such change or termination may have an adverse effect on the market price of Fund’s shares.
The Fund may distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may include a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amounts and sources of distribution and other related information. The amounts and sources of the distributions contained in a notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,
Voya Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IDE.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.
The Fund seeks to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sector that Voya Investment Management Co. LLC (the “Sub-Adviser”) believes will benefit from the building, renovation, expansion and utilization of infrastructure. Under normal market conditions the Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected indices and/or exchange-traded funds.
For the six-month period ended August 31, 2018, the Fund made quarterly distributions totaling $0.58 per share, which were characterized as $0.40 per share of net realized gain and $0.18 per share of net investment income.*
Based on net asset value (“NAV”), the Fund provided a total return of  -2.75% for the six-month period ended August 31, 2018.(1)(2) This NAV return reflects an decrease in the Fund’s NAV from $16.38 on February 28, 2018 to $15.33 on August 31, 2018, after taking into account the quarterly distributions noted above. Based on its share price, the Fund provided a total return of 1.91% for the six-month period ended August 31, 2018.(2)(3) This share price return reflects a decrease in the Fund’s share price from $15.60 on February 28, 2018 to $15.30 on August 31, 2018, after taking into account the quarterly distributions noted above.
The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the markets and the Fund’s performance.
At Voya, our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.
Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.
Sincerely,
Dina Santoro
President
Voya Family of Funds
October 1, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)
Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective: Six Months Ended August 31, 2018

Our new fiscal year commenced with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having suffered its first monthly loss in February after 15 consecutive gains and an all-time high on January 26. Another loss followed in March, but for the six-months through August, the Index returned 5.77%, as markets, led by the U.S., seemed to become increasingly immune, with the occasional relapse, to the worries that had set them back. (The Index returned 3.89% for the six-months ended August 31, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, investors found something else to worry about. At the beginning of the month, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
By the end of the first quarter of 2018 the Index was down 2.21% in 2018.
It was not that worries about a trade war and rising U.S. interest rates then disappeared. On April 4, the White House announced a list of proposed tariffs on $50 billion worth of Chinese imports. The Chinese immediately retaliated with reciprocal tariffs on $50 billion of U.S. imports. To be sure, such developments knocked markets back throughout the period; the President’s stated intention in June to levy a 20% tariff on European car imports and later that month rumors that he wanted to withdraw from the World Trade Organization, hit markets hard. But it didn’t last long. Investors seemed stubbornly skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a move away from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The June report announced an unemployment rate of 3.75%, matching that of April 2000, which in turn was the lowest since 1969. Having raised the federal funds rate in March, the FOMC did so again in June, from 1.75% to 2.00%, with two more in 2018 now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. While wage growth was edging up, the 2.7% year-over-year rate shown in the August employment report, did not seem particularly dangerous. The Federal Reserve Board’s preferred measure: core Personal Consumption Expenditures inflation, never quite reached the target level of 2.0%, last seen in 2012. Thus the 10-year Treasury yield occasionally breached 3%, peaking at 3.11%, but could not hold it, ending August back at 2.86%.
The possibility of an inverted yield curve, a good indicator of impending recession was itself a concern. Indeed the current economic expansion was already nine years old. The best days for the economy and markets, so the argument went, had probably been seen.
But markets remained resilient. The global backdrop was still favorable. Economies outside the U.S. were growing, just not as well as in 2017. In the U.S., demand was strong due to a tight labor market and tax cuts. Corporate profits were high; share buy-backs and dividends were building. U.S. GDP growth accelerated to 4.2% in the second. As the fiscal half-year ended, investors, especially in the U.S., seemed willing to enjoy the good times while they lasted.
In U.S. fixed income markets, the Treasury yield curve flattened markedly, with short to medium term yields rising and longer yields falling. Indeed the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.15%, while the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index edged up 0.59%, amid heavy issuance of BBB paper.
U.S. equities, represented by the S&P 500® Index including dividends, rose 7.96%, at last setting a new record on August 24. The earnings per share of its constituent companies grew by nearly 25% year-over-year in the second quarter, the most since 2010. Real estate, the sector worst hit early in the year, was the top performer, up 13.50%, followed by energy, 13.15% as oil prices rebounded, and consumer discretionary, the sector of Amazon and Netflix, 13.11%. Financials was the only losing sector, down 1.10%, attributed partly to the flattening yield curve, which puts pressure on margins.
In currencies, the dollar rose 5.11% against the euro, 6.16% against the pound and 4.07% against the yen. From about April, after sustained weakness, dollar strength returned, as U.S. economic data increasingly left the rest of the world behind.
International markets were unnerved by February’s general upsurge in volatility and the risk of a trade war. Emerging markets equities were also undermined by the renewed strength of the U.S. dollar, which makes U.S. investments generally more attractive than riskier alternatives and raises doubts about the ability of borrowers in emerging markets to service their dollar-denominated debts. Developed markets held up better. MSCI Japan® Index slipped 0.55% over the fiscal half-year. MSCI Europe ex UK® Index added 2.08%. Political worries resurfaced in Italy with the election of a populist government, to add to those caused by cooling economic indicators. Financials were particularly hard hit. However strength in healthcare, consumer staples and technology tipped the balance in favor of a positive result over all. MSCI UK® Index gained 5.77%, driven by its big global energy and healthcare constituents.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI All Country World IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Infrastructure, Industrials and Materials Fund	Portfolio Managers’ Report

Geographic Diversification as of August 31, 2018 (as a percentage of net assets)

United States	44.9%
Japan	13.0%
United Kingdom	6.5%
Germany	5.9%
France	5.4%
China	3.8%
Australia	2.7%
South Korea	2.7%
Canada	2.6%
Sweden	2.1%
Countries between 0.2% – 1.7%^	9.5%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 14 countries, which each represents 0.2% – 1.7% of net assets.
Portfolio holdings are subject to change daily.
Voya Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified closed-end fund that seeks total return through a combination of current income, capital gains and capital appreciation.
The Fund seeks to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes will benefit from the building, renovation, expansion and utilization of infrastructure.
Portfolio Management: The Fund is managed by Paul Zemsky, Vinnie Costa, Peg DiOrio and Steve Wetter, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.(1)
Equity Portfolio Construction(2): Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in three broad market sectors — infrastructure, industrials and materials.
The Sub-Adviser seeks to construct a diversified portfolio of equity securities, with a focus on companies that will potentially benefit from increased government and private infrastructure spending, particularly in the areas of power, construction, materials, food and water, communications and transportation.
The Sub-Adviser has constructed a broad universe of global companies that operate in sectors and sub-sectors related to these investment themes. The Sub-Adviser will seek to identify, through an active quantitative investment strategy, companies that are most attractive within its regions or sector, as applicable, using proprietary fundament sector specific models. The Sub-Adviser uses optimization techniques to seek to achieve the overall portfolio investment objectives.
Top Ten Holdings as of August 31, 2018 (as a percentage of net assets)

Cisco Systems, Inc.	3.1%
Honeywell International, Inc.	2.2%
BASF SE	1.7%
NextEra Energy, Inc.	1.6%
Lockheed Martin Corp.	1.6%
Air Liquide SA	1.5%
Waste Management, Inc.	1.5%
Eaton Corp. PLC	1.5%
General Dynamics Corp.	1.4%
Exelon Corp.	1.4%
Portfolio holdings are subject to change daily.
Options Strategy: Under normal market conditions the Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected indices and/or exchange-traded funds (“ETFs”).
The underlying value against which such calls will be written may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser’s assessment of market conditions, generally within a range of 15% to 50% of the value of the Fund’s portfolio.
The Fund expects to write (sell) call options primarily with shorter maturities (typically ten days to three months until expiration) generally, “at-the-money,” “out-of-the-money” or “near-the-money,” in exchange-listed option markets or over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may write (sell) call options on either the value of subsets of equity securities in its portfolio or selected equity securities held in its portfolio.
Performance: Based on net asset value (“NAV”), the Fund provided a total return of -2.75% for the six-month period ended August 31, 2018.(3) This NAV return reflects a decrease in the Fund’s NAV from $16.38 on February 28, 2018 to $15.33 on August 31, 2018, after taking into account the quarterly distributions. Based on its share price, the Fund provided a total return of 1.91% for the six-month period ended August 31, 2018.(3) This share price return reflects a decrease in the Fund’s share price from $15.60 on February 28, 2018 to $15.30 on August 31, 2018, after taking into account the quarterly distributions. The Fund is not benchmarked to an index but uses the MSCI All Country World IndexSM as a reference index, which returned 2.14% for the six-month reporting period. During the period, the Fund made quarterly distributions totaling $0.58 per share, which were characterized as $0.40 per share of net realized gain and $0.18 per share of net investment income.(4) As of August 31, 2018, the Fund had 19,278,679 shares outstanding.
Portfolio Specifics: Equity Portfolio: For the reporting period, the Fund underperformed its reference index due to unfavorable stock selection. In addition, the Fund's investment objective leads it to emphasize sectors like Industrials, Materials and Telecommunications, which were relatively weak in the reference index. The adverse effect on performance was mitigated by the Fund’s lack of emphasis on Financials, another weak sector.

Portfolio Managers’ Report	Voya Infrastructure, Industrials and Materials Fund

Our security selection is focused on harnessing infrastructure-related opportunities based on six themes, namely, materials, transportation, food and water, power, construction and communications. Against the opportunity set, on a regional level, stock selection within Japan, and to a lesser extent North America and Europe, negatively impacted performance. By contrast, stock selection within Asia/Pacific ex-Japan contributed to results modestly, as did allocation in Latin America. At the sector level, stock selection among industrials had the largest negative impact on performance. By contrast, selection within the telecommunication services sector contributed favorably to performance. At the individual stock level, overweight positions in JSR Corp. and OMRON Corporation, and owning an out-of-benchmark position in Hubbell Incorporated were among the key detractors for the period. Among the key contributors were an out-of-benchmark position in Valero Energy Corporation and overweight positions in Exelon Corporation and Ameren Corporation.
Option Portfolio: The Fund’s covered call strategy seeks to generate premiums and retain some potential for upside appreciation. This strategy contributed to returns during the period, as the premiums collected at the time of the options sales were greater than the cost to buy them back at expiration.
The Fund wrote (sold) call options on sector and regional exchange-traded funds (“ETFs”). The selection of ETFs results from an optimization intended to track the underlying equity portfolio as closely as possible. The strike prices of the options written were typically at or near the money with expiration dates around one month at inception.
Current Strategy and Outlook: With the global economy on a firm footing, we believe that the outlook for global markets depends largely on the degree to which accelerating economic and corporate profit growth are able to exceed the potential negative valuation impact of rising interest rates. In the United States, lower corporate tax rates and other measures are a net positive for corporate cash flows from 2018 onwards. A material boost of infrastructure spending, while on the political agenda, has been deferred in the U.S. Elsewhere, the outlook is for a mild acceleration of infrastructure spending. In our opinion, the Fund’s stock selection themes are likely to become relative beneficiaries in the coming years. Consequently, we believe companies linked to infrastructure spending continue to be well positioned for above average, long-term growth; in a global market where sustainable, secular growth in the developed world is expected to remain scarce. We believe the Fund should continue to benefit from its call-writing activities.

(1)
Effective May 1, 2018, Martin Jansen, Brian Madonick and Joseph Vultaggio were removed as portfolio managers of the Fund and Vinnie Costa, Peg DiOrio and Steve Wetter were added as portfolio managers of the Fund. Effective May 11, 2018, Jody Hrazanek was removed as a portfolio manager of the Fund.

(2)
Effective on or about May 1, 2018, the Fund transitioned from a bottom-up fundamental, research approach in managing the equity sleeve to employing an active quantitative equity investment strategy. The purchase and sale of securities in connection with this transition may result in the realization of long-term capital gains, which will not be determined until after the Fund’s tax year-end.

(3)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(4)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(5)
For the practical management of the equity portfolio, we have identified the universe of companies whose businesses, we believe, fall within the six themes underlying the investment philosophy of the Fund: communications, construction, food and water, materials, power and transportation. Aside from indicating the primary opportunity set from which we select securities, the performance of this universe provides an internal reference benchmark against which the actual performance of the Fund’s equity portfolio can be compared. The custom benchmark consists of selected Global Industry Classification Standard (“GICS”) sectors, industry groups, industries and sub-industries of the MSCI ACWI Index. As of August 31, 2018, the benchmark was comprised of the following GICS sectors; Industrials, Materials, Telecommunication Services & Utilities as well as the industries Communications Equipment, Electronic Equipment Instruments & Components of the Information Technology sector and sub-industries Oil & Gas Drilling, Oil & Gas Equipment & Services, Oil & Gas Storage & Transportation of the Energy sector.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2018 (Unaudited)

ASSETS:
Investments in securities at fair value*	$295,558,131
Short-term investments at fair value**	1,624,000
Cash	149,353
Foreign currencies at value***	115,197
Receivables:
Investment securities sold	683,232
Dividends	532,245
Foreign tax reclaims	334,909
Prepaid expenses	2,552
Other assets	9,871
Total assets	299,009,490
LIABILITIES:
Payable for investment securities purchased	697,371
Payable for investment management fees	276,072
Payable to trustees under the deferred compensation plan (Note 6)	9,871
Payable for trustee fees	1,518
Other accrued expenses and liabilities	93,484
Written options, at fair value^	2,384,713
Total liabilities	3,463,029
NET ASSETS	$295,546,461
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$239,951,627
Distributions in excess of net investment income or accumulated net investment loss	(141,769)
Accumulated net realized gain	25,629,752
Net unrealized appreciation	30,106,851
NET ASSETS	$295,546,461
* Cost of investments in securities	$264,730,520
** Cost of short-term investments	$1,624,000
*** Cost of foreign currencies	$115,853
^ Premiums received on written options	$1,668,530
Net assets	$295,546,461
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	19,278,679
Net asset value	$15.33
See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,951,025
Interest	245
Total investment income	4,951,270
EXPENSES:
Investment management fees	1,683,568
Transfer agent fees	8,558
Shareholder reporting expense	45,725
Professional fees	30,792
Custody and accounting expense	63,969
Trustee fees	6,072
Miscellaneous expense	17,749
Interest expense	1,701
Total expenses	1,858,134
Net investment income	3,093,136
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	30,452,239
Foreign currency related transactions	(159,122)
Written options	5,575,597
Net realized gain	35,868,714
Net change in unrealized appreciation (depreciation) on:
Investments	(45,789,288)
Foreign currency related transactions	(14,255)
Written options	(2,194,711)
Net change in unrealized appreciation (depreciation)	(47,998,254)
Net realized and unrealized loss	(12,129,540)
Decrease in net assets resulting from operations	$(9,036,404)
* Foreign taxes withheld	$362,479
^ Foreign taxes on sale of Indian investments	$9,464
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
FROM OPERATIONS:
Net investment income	$3,093,136	$3,783,954
Net realized gain	35,868,714	12,343,254
Net change in unrealized appreciation (depreciation)	(47,998,254)	25,402,524
Increase (decrease) in net assets resulting from operations	(9,036,404)	41,529,732
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,446,745)	(3,841,146)
Net realized gains	(7,734,890)	(14,632,274)
Return of capital	—	(3,889,847)
Total distributions	(11,181,635)	(22,363,267)
Net increase (decrease) in net assets	(20,218,039)	19,166,465
NET ASSETS:
Beginning of year or period	315,764,500	296,598,035
End of year or period	$295,546,461	$315,764,500
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(141,769)	$211,840

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per Share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income gain (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/recoupment(3)	Net expenses after expense waiver/recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-18+	16.38	0.16•	(0.63)	(0.47)	0.18	0.40	—	0.58	15.33	15.30	(2.75)	1.91	295,546	1.21	1.21	2.02	51
02-28-18	15.38	0.20	1.96	2.16	0.20	0.76	0.20	1.16	16.38	15.60	14.55	20.89	315,765	1.21	1.21	1.21	23
02-28-17	13.59	0.20•	2.98	3.18	0.21	0.13	1.05	1.39	15.38	13.88	26.18	33.53	296,598	1.22	1.22	1.37	32
02-29-16	17.19	0.23	(2.29)	(2.06)	0.25	0.08	1.21	1.54	13.59	11.59	(11.33)	(17.36)	269,214	1.21	1.21	1.52	53
02-28-15	19.33	0.26	(0.78)	(0.52)	0.46	1.16	—	1.62	17.19	15.73	(2.05)	(0.37)	340,410	1.19	1.19	1.43	62
02-28-14	18.30	0.48	2.17	2.65	0.29	0.20	1.13	1.62	19.33	17.39	16.14	7.90	382,876	1.19	1.19	2.63	32
02-28-13	19.91	0.28•	(0.18)	0.10	0.30	0.20	1.21	1.71	18.30	17.72	1.27	4.02	362,494	1.19	1.19	1.57	25
02-29-12	22.64	0.25•	(1.18)	(0.93)	0.39	1.38	0.03	1.80	19.91	18.77	(3.31)	2.26	394,265	1.21	1.21	1.27	22
02-28-11	19.20	0.19	5.05	5.24	0.11	—	1.69	1.80	22.64	20.18	29.54	10.84	448,399	1.19	1.19†	0.97†	50
01-26-10(5) - 02-28-10	19.06(6)	(0.00)*•	0.14	0.14	—	—	—	—	19.20	20.00	0.73	0.00	355,377	1.42	1.25†	(0.12)†	2

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Commencement of operations.

(6)
Net asset value at beginning of period reflects the deduction of the sales load of  $0.90 per share and the offering costs of  $0.04 per share paid by the shareholder from the $20.00 offering price.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†
Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of return of capital. Under the Managed Distribution Policy, the Fund may make periodic distributions of long-term capital gains more frequently than once per taxable year. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2018.
The Fund’s Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2018, the total value of written OTC call options subject to Master Agreements in a liability position was $2,384,713. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not pledge collateral for its open written OTC call options at period end. There were no credit events for the period ended August 31, 2018 that triggered any credit related contingent features.
H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund generates premiums and seeks gains by writing options on ETFs or indexes on a portion of the value of the equity portfolio. Please refer to Note 7 for the volume of written OTC call option activity during the period ended August 31, 2018.
I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2018, excluding short-term securities, were $155,568,347 and $155,952,792, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.10% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2018, there were no preferred shares outstanding.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund. Subject to policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.25% of average daily managed assets.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of August 31, 2018, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through March 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS
Transactions in written OTC call options on equity indices were as follows:
	Number of Contracts	Premiums Received
Balance at 02/28/2018	1,629,017	$1,890,997
Options Written	10,433,021	10,448,754
Options Expired	(6,795,955)	(6,517,384)
Options Terminated in Closing Purchase Transactions	(3,611,456)	(4,153,837)
Balance at 08/31/2018	1,654,627	$1,668,530

NOTE 8 — CAPITAL SHARES
There were no capital shares activity during the period ended August 31, 2018 and during the year ended February 28, 2018.
Share Repurchase Program
Effective April 1, 2018, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2019, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2017, the Fund may have purchased, over the period ended March 31, 2018, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.
For the period ended August 31, 2018 and the year ended February 28, 2018, the Fund had no repurchases.
NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2018. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:
Tax Year Ended December 31, 2017
Ordinary Income	Long-term Capital Gain	Return of Capital
$3,841,146	$14,632,274	$3,889,847
The tax-basis components of distributable earnings as of December 31, 2017 were:
Unrealized Appreciation/ (Depreciation)
$80,745,980
At December 31, 2017, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of August 31, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the

NOTES TO FINANCIAL STATEMENTS as of August 31, 2018 (Unaudited) (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 10 — SUBSEQUENT EVENTS
Dividends: Subsequent to August 31, 2018, the Fund made a distribution of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.290	9/17/2018	10/15/2018	10/2/2018
Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Australia: 2.7%
962,174	Aurizon Holdings Ltd.	$2,912,713	1.0
152,907	BHP Billiton Ltd.	3,673,201	1.2
77,283	Other Securities	1,411,664	0.5
		7,997,578	2.7
	Canada: 2.6%
131,223	Teck Resources Ltd.	2,957,294	1.0
83,683	TELUS Corp.	3,103,004	1.0
370,877	Other Securities	1,767,705	0.6
		7,828,003	2.6
	China: 3.8%
13,539,500	Other Securities	11,243,868	3.8
	Denmark: 1.7%
2,274	AP Moller - Maersk A/S - Class B	3,524,226	1.2
14,527	Other Securities	1,364,138	0.5
		4,888,364	1.7
	France: 5.4%
35,683	Air Liquide SA	4,490,789	1.5
25,115	Arkema SA	3,150,613	1.1
225,167	Orange SA	3,645,378	1.2
49,554	Schneider Electric SE	4,027,011	1.4
13,447	Other Securities	593,051	0.2
		15,906,842	5.4
	Germany: 5.9%
54,866	BASF SE	5,069,934	1.7
38,490 (1)	Covestro AG	3,277,102	1.1
126,203	Deutsche Lufthansa AG	3,297,387	1.1
214,472	Deutsche Telekom AG	3,458,721	1.2
17,423	Other Securities	2,261,579	0.8
		17,364,723	5.9
	Hong Kong: 0.3%
508,000	Other Securities	905,437	0.3
	India: 0.7%
111,478	Other Securities	2,156,356	0.7
	Indonesia: 0.4%
4,437,600	Other Securities	1,054,033	0.4
	Italy: 1.2%
706,946	Enel S.p.A.	3,495,106	1.2
	Japan: 13.0%
546,000	Hitachi Ltd.	3,564,055	1.2
145,200	LIXIL Group Corp.	2,844,418	1.0
137,500	Mitsubishi Corp.	3,921,097	1.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
106,300	Nippon Electric Glass Co., Ltd.	$3,407,971	1.2
83,300	Nippon Telegraph & Telephone Corp.	3,706,100	1.3
126,200	NTT DoCoMo, Inc.	3,270,564	1.1
41,900	Shin-Etsu Chemical Co., Ltd.	3,924,697	1.3
931,400	Other Securities	13,734,058	4.6
		38,372,960	13.0
	Malaysia: 1.0%
2,442,800	Other Securities	2,886,674	1.0
	Mexico: 0.4%
1,679,500 (2)	Other Securities	1,190,271	0.4
	Netherlands: 1.2%
34,016	Koninklijke DSM NV	3,574,788	1.2
	Singapore: 0.2%
117,500	Other Securities	559,339	0.2
	South Korea: 2.7%
8,217	SK Holdings Co. Ltd.	1,942,094	0.7
9,542	SK Telecom Co., Ltd.	2,246,697	0.8
78,478	Other Securities	3,691,543	1.2
		7,880,334	2.7
	Spain: 0.3%
23,529	Other Securities	978,870	0.3
	Sweden: 2.1%
215,891	Volvo AB - B Shares	3,719,132	1.3
117,219	Other Securities	2,399,920	0.8
		6,119,052	2.1
	Switzerland: 0.3%
1,698	Other Securities	757,879	0.3
	Taiwan: 1.0%
7,438,000	Other Securities	2,930,460	1.0
	Turkey: 0.3%
399,491 (2)	Other Securities	992,128	0.3
	United Kingdom: 6.5%
1,650,628	Centrica PLC	3,066,044	1.0
285,504	CNH Industrial NV	3,416,120	1.1
42,766	Intertek Group PLC	2,850,692	1.0
103,653	TechnipFMC PLC	3,174,891	1.1
680,312	Other Securities	6,845,988	2.3
		19,353,735	6.5

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: 44.9%
242,704	AES Corp.	$3,266,796	1.1
53,274	Ameren Corp.	3,368,515	1.1
51,130	American Electric Power Co., Inc.	3,667,555	1.2
49,005	Ametek, Inc.	3,771,425	1.3
105,729	AT&T, Inc.	3,376,984	1.1
9,764	Boeing Co.	3,347,002	1.1
66,586	Chemours Co.	2,903,149	1.0
192,031	Cisco Systems, Inc.	9,173,321	3.1
34,427	DTE Energy Co.	3,826,217	1.3
52,034	Eaton Corp. PLC	4,326,107	1.5
92,706	Exelon Corp.	4,052,179	1.4
21,224	General Dynamics Corp.	4,104,722	1.4
85,398	Halliburton Co.	3,406,526	1.2
70,845 (3)	HD Supply Holdings, Inc.	3,229,823	1.1
40,566	Honeywell International, Inc.	6,452,428	2.2
38,615	Ingersoll-Rand PLC - Class A	3,911,313	1.3
29,826	Kansas City Southern	3,458,623	1.2
17,339	L3 Technologies, Inc.	3,705,691	1.3
15,075	Lockheed Martin Corp.	4,830,181	1.6
35,151	Manpowergroup, Inc.	3,294,703	1.1
28,709	NextEra Energy, Inc.	4,883,401	1.6
57,291	Nucor Corp.	3,580,687	1.2
28,632	Packaging Corp. of America	3,147,229	1.1
21,888	Parker Hannifin Corp.	3,843,533	1.3
13,199	Roper Technologies, Inc.	3,938,186	1.3
72,758	Steel Dynamics, Inc.	3,327,223	1.1
21,768 (3)	United Rentals, Inc.	3,392,978	1.1
63,878	Verizon Communications, Inc.	3,473,047	1.2
24,970 (3)	WABCO Holdings, Inc.	3,073,308	1.0
48,413	Waste Management, Inc.	4,400,742	1.5
265,238	Other Securities	14,297,890	4.9
		132,831,484	44.9
	Total Common Stock (Cost $259,710,780)	291,268,284	98.6

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.0%
51,912	Other Securities	$2,763,928	1.0
	Total Exchange-Traded Funds (Cost $2,792,956)	2,763,928	1.0
PREFERRED STOCK: 0.5%
	Brazil: 0.5%
154,800	Other Securities	1,525,919	0.5
	Total Preferred Stock (Cost $2,226,784)	1,525,919	0.5
	Total Long-Term Investments (Cost $264,730,520)	295,558,131	100.1
SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
1,624,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.870% (Cost $1,624,000)	1,624,000	0.5
	Total Short-Term Investments (Cost $1,624,000)	1,624,000	0.5
	Total Investments in Securities (Cost $266,354,520)	$297,182,131	100.6
	Liabilities in Excess of Other Assets	(1,635,670)	(0.6)
	Net Assets	$295,546,461	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Rate shown is the 7-day yield as of August 31, 2018.

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2018 (Unaudited) (continued)

Industry Diversification	Percentage of Net Assets
Integrated Telecommunication Services	9.3%
Electric Utilities	6.3
Industrial Conglomerates	5.5
Aerospace & Defense	5.4
Specialty Chemicals	4.9
Multi-Utilities	4.5
Electrical Components & Equipment	4.2
Trading Companies & Distributors	4.0
Construction & Engineering	4.0
Diversified Chemicals	3.9
Electronic Components	3.6
Diversified Metals & Mining	3.3
Industrial Machinery	3.2
Communications Equipment	3.1
Airlines	2.8
Oil & Gas Equipment & Services	2.8
Construction Machinery & Heavy Trucks	2.5
Steel	2.3
Railroads	2.2
Industrial Gases	2.0
Building Products	1.9
Wireless Telecommunication Services	1.9
Environmental & Facilities Services	1.5
Industry Diversification	Percentage of Net Assets
Commodity Chemicals	1.2
Electronic Equipment & Instruments	1.2
Marine	1.2
Agricultural & Farm Machinery	1.1
Human Resource & Employment Services	1.1
Independent Power Producers & Energy Traders	1.1
Paper Packaging	1.1
Research & Consulting Services	1.0
Air Freight & Logistics	0.9
Highways & Railtracks	0.7
Gas Utilities	0.6
Copper	0.6
Marine Ports & Services	0.6
Oil & Gas Storage & Transportation	0.5
Trucking	0.5
Multi-Sector Holdings	0.5
Construction Materials	0.4
Technology Distributors	0.4
Oil & Gas Drilling	0.3
Liabilities in Excess of Other Assets*	(0.1)
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of August 31, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2018
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$7,997,578	$—	$7,997,578
Canada	7,828,003	—	—	7,828,003
China	—	11,243,868	—	11,243,868
Denmark	—	4,888,364	—	4,888,364
France	—	15,906,842	—	15,906,842
Germany	—	17,364,723	—	17,364,723
Hong Kong	—	905,437	—	905,437
India	—	2,156,356	—	2,156,356
Indonesia	—	1,054,033	—	1,054,033
Italy	—	3,495,106	—	3,495,106
Japan	—	38,372,960	—	38,372,960
Malaysia	—	2,886,674	—	2,886,674
Mexico	1,190,271	—	—	1,190,271
Netherlands	—	3,574,788	—	3,574,788
Singapore	—	559,339	—	559,339
South Korea	—	7,880,334	—	7,880,334
Spain	—	978,870	—	978,870
See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2018
Sweden	—	6,119,052	—	6,119,052
Switzerland	—	757,879	—	757,879
Taiwan	—	2,930,460	—	2,930,460
Turkey	—	992,128	—	992,128
United Kingdom	3,174,891	16,178,844	—	19,353,735
United States	132,831,484	—	—	132,831,484
Total Common Stock	145,024,649	146,243,635	—	291,268,284
Exchange-Traded Funds	2,763,928	—	—	2,763,928
Preferred Stock	1,525,919	—	—	1,525,919
Short-Term Investments	1,624,000	—	—	1,624,000
Total Investments, at fair value	$150,938,496	$146,243,635	$—	$297,182,131
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(2,384,713)	$—	$(2,384,713)
Total Liabilities	$—	$(2,384,713)	$—	$(2,384,713)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At August 31, 2018, the following OTC written equity options were outstanding for Voya Infrastructure, Industrials and Materials Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Industrial Select Sector SPDR® Fund	JPMorgan Chase Bank N.A.	Call	10/04/18	77.050 USD	390,655	30,119,501	$436,440	$(434,864)
iShares MSCI EAFE ETF	JPMorgan Chase Bank N.A.	Call	09/20/18	65.990 USD	613,729	41,328,511	583,227	(1,052,019)
iShares MSCI Emerging Markets ETF	Citibank N.A.	Call	09/20/18	41.770 USD	387,838	16,742,966	402,071	(683,695)
Materials Select Sector SPDR® Fund	Citibank N.A.	Call	10/04/18	59.450 USD	262,405	15,552,744	246,792	(214,135)
							$1,668,530	$(2,384,713)

Currency Abbreviations
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$2,384,713
Total Liability Derivatives		$2,384,713

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2018 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$5,575,597
Total	$5,575,597

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(2,194,711)
Total	$(2,194,711)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2018:
	Citibank N.A.	JP Morgan Chase Bank N.A.	Totals
Liabilities:
Written options	$897,830	$1,486,883	$2,384,713
Total Liabilities	$897,830	$1,486,883	$2,384,713
Net OTC derivative instruments by counterparty, at fair value	$(897,830)	$(1,486,883)	$(2,384,713)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(897,830)	$(1,486,883)	$(2,384,713)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At August 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $264,758,654.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$44,099,241
Gross Unrealized Depreciation	(13,949,201)
Net Unrealized Appreciation	$30,150,040

Supplemental Option Information (Unaudited)
Supplemental Call Option Statistics as of August 31, 2018:
% of Total Net Assets against which calls written	34.82%
Average Days to Expiration at time written	35 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$1,668,530
Value of calls	$(2,384,713)

*
“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect three members of the Board of Trustees to represent the interests of the holders of the Fund, with all three individuals to serve as Class III Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Infrastructure, Industrials and Materials Fund was held July 10, 2018, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class III Trustees	Voya Infrastructure, Industrials and Materials Fund
	Colleen D. Baldwin	1*	17,405,699.200	437,322.500	0.000	0.000	17,843,021.700
	Russell H. Jones	1*	17,368,707.200	474,314.500	0.000	0.000	17,843,021.700
	Joseph E. Obermeyer	1*	17,357,193.200	485,828.500	0.000	0.000	17,843,021.700

*
Proposal Passed

After the July 10, 2018 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: John V. Boyer, Patricia W. Chadwick, Martin J. Gavin, Patrick W. Kenny, Sheryl K. Pressler, Christopher P. Sullivan and Roger B. Vincent. Dina Santoro was appointed a Trustee of the Trust effective July 10, 2018.

ADDITIONAL INFORMATION (Unaudited)

During the reporting period, there were no material changes in the Fund’s investment objective or policies or in the principal risk factors associated with investment in the Fund other than that listed below. Effective on May 1, 2018, Vinnie Costa, Peg DiOrio, and Steve Wetter have been added as individuals responsible for the day-to-day management of the Fund and Martin Jensen, Brian Madonick, and Joesph Vultaggio were removed as individuals responsible for the day-to-day management of the Fund. Effective May 11, 2018, Jody Hrazanek has been removed as an individual responsible for the day-to-day management of the Fund. Effective on or about May 1, 2018, the Fund transitioned from a bottom-up fundamental, research approach in managing the equity sleeve to employing an active quantitative equity investment strategy.
The Fund may lend portfolio securities in an amount equal to up to 33 1∕3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.
The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.
Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner
Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value

ADDITIONAL INFORMATION (Unaudited) (continued)

plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2018 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
March 15, 2018	April 2, 2018	April 3, 2018	April 16, 2018
June 15, 2018	July 2, 2018	July 3, 2018	July 16, 2018
September 17, 2018	October 1, 2018	October 2, 2018	October 15, 2018
December 17, 2018	December 28, 2018	December 31, 2018	January 15, 2019
Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IDE).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

ADDITIONAL INFORMATION (Unaudited) (continued)

Number of Shareholders
The number of record holders of common stock as of August 31, 2018 was 3, which does not include approximately 12,074 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 6, 2018 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800) 992-0180.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163317      (0818-102418)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya Infrastructure, Industrials and Materials Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Australia: 2.7%
64,789		AGL Energy Ltd.	968,540	0.3
962,174		Aurizon Holdings Ltd.	2,912,713	1.0
152,907		BHP Billiton Ltd.	3,673,201	1.2
12,494		CIMIC Group Ltd.	443,124	0.2
			7,997,578	2.7

		Canada: 2.6%
370,877		Lundin Mining Corp.	1,767,705	0.6
131,223		Teck Resources Ltd.	2,957,294	1.0
83,683		TELUS Corp.	3,103,004	1.0
			7,828,003	2.6

		China: 3.8%
372,500		Beijing Enterprises Holdings Ltd.	1,788,591	0.6
1,510,000		China Communications Services Corp., Ltd. - H Shares	1,251,022	0.4
1,827,000		China Railway Construction Corp. Ltd. - H Shares	2,210,172	0.8
4,472,000		China Telecom Corp., Ltd. - H Shares	2,103,195	0.7
642,000		Jiangsu Expressway Co. Ltd. - H Shares	811,946	0.3
3,228,000		Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	1,897,534	0.6
1,488,000		Zhejiang Expressway Co., Ltd. - H Shares	1,181,408	0.4
			11,243,868	3.8

		Denmark: 1.7%
2,274		AP Moller - Maersk A/S - Class B	3,524,226	1.2
14,527		DSV A/S	1,364,138	0.5
			4,888,364	1.7

		France: 5.4%
35,683		Air Liquide SA	4,490,789	1.5
13,447		Alstom SA	593,051	0.2
25,115		Arkema SA	3,150,613	1.1
225,167		Orange SA	3,645,378	1.2
49,554		Schneider Electric SE	4,027,011	1.4
			15,906,842	5.4

		Germany: 5.9%
54,866		BASF SE	5,069,934	1.7
38,490	(1)	Covestro AG	3,277,102	1.1
126,203		Deutsche Lufthansa AG	3,297,387	1.1
214,472		Deutsche Telekom AG	3,458,721	1.2
17,423		Siemens AG	2,261,579	0.8
			17,364,723	5.9

		Hong Kong: 0.3%
508,000		NWS Holdings Ltd.	905,437	0.3

		India: 0.7%
111,478		Larsen & Toubro Ltd.	2,156,356	0.7

		Indonesia: 0.4%
4,437,600		Telekomunikasi Indonesia Persero Tbk PT	1,054,033	0.4

		Italy: 1.2%
706,946		Enel S.p.A.	3,495,106	1.2

		Japan: 13.0%
546,000		Hitachi Ltd.	3,564,055	1.2
145,200		LIXIL Group Corp.	2,844,418	1.0
91,300		JSR Corp.	1,771,045	0.6
391,000		Kajima Corp.	2,811,590	0.9
85,400		Kamigumi Co., Ltd.	1,733,016	0.6
172,600		Marubeni Corp.	1,414,192	0.5
137,500		Mitsubishi Corp.	3,921,097	1.3
106,300		Nippon Electric Glass Co., Ltd.	3,407,971	1.2
83,300		Nippon Telegraph & Telephone Corp.	3,706,100	1.3
126,200		NTT DoCoMo, Inc.	3,270,564	1.1
71,900		Obayashi Corp.	673,096	0.2
62,500		Omron Corp.	2,798,620	0.9
41,900		Shin-Etsu Chemical Co., Ltd.	3,924,697	1.3
56,700		Taisei Corp.	2,532,499	0.9
			38,372,960	13.0

		Malaysia: 1.0%
2,158,800		AirAsia Group Bhd	1,804,031	0.6
284,000		Tenaga Nasional BHD	1,082,643	0.4
			2,886,674	1.0

		Mexico: 0.4%
1,679,500	(2)	Cemex SA de CV	1,190,271	0.4

		Netherlands: 1.2%
34,016		Koninklijke DSM NV	3,574,788	1.2

		Singapore: 0.2%
117,500		Keppel Corp., Ltd.	559,339	0.2

		South Korea: 2.7%
6,630		Lotte Chemical Corp.	1,882,116	0.6
71,848		Korean Air Lines Co. Ltd.	1,809,427	0.6
8,217		SK Holdings Co. Ltd.	1,942,094	0.7
9,542		SK Telecom Co., Ltd.	2,246,697	0.8
			7,880,334	2.7

		Spain: 0.3%
23,529		ACS Actividades de Construccion y Servicios SA	978,870	0.3

		Sweden: 2.1%
21,061		Boliden AB	551,520	0.2
96,158		SKF AB - B Shares	1,848,400	0.6
215,891		Volvo AB - B Shares	3,719,132	1.3
			6,119,052	2.1

		Switzerland: 0.3%
1,698		Swisscom AG	757,879	0.3

		Taiwan: 1.0%
5,112,000		AU Optronics Corp.	2,217,433	0.8

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials and Materials Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan: (continued)
2,326,000	China Airlines Ltd.	713,027	0.2
		2,930,460	1.0

	Turkey: 0.3%
399,491	(2) Turk Hava Yollari	992,128	0.3

	United Kingdom: 6.5%
139,619	Anglo American PLC	2,803,704	0.9
1,650,628	Centrica PLC	3,066,044	1.0
285,504	CNH Industrial NV	3,416,120	1.1
42,766	Intertek Group PLC	2,850,692	1.0
454,637	Royal Mail PLC	2,643,804	0.9
86,056	SSE PLC	1,398,480	0.5
103,653	TechnipFMC PLC	3,174,891	1.1
		19,353,735	6.5

	United States: 44.9%
242,704	AES Corp.	3,266,796	1.1
8,035	Air Products & Chemicals, Inc.	1,336,140	0.5
23,020	Albemarle Corp.	2,198,870	0.7
53,274	Ameren Corp.	3,368,515	1.1
51,130	American Electric Power Co., Inc.	3,667,555	1.2
49,005	Ametek, Inc.	3,771,425	1.3
22,862	Amphenol Corp.	2,162,288	0.7
105,729	AT&T, Inc.	3,376,984	1.1
9,764	Boeing Co.	3,347,001	1.1
11,736	CDW Corp.	1,027,604	0.3
30,839	Centerpoint Energy, Inc.	857,016	0.3
66,586	Chemours Co.	2,903,150	1.0
192,031	Cisco Systems, Inc.	9,173,321	3.1
4,318	DowDuPont, Inc.	302,821	0.1
34,427	DTE Energy Co.	3,826,217	1.3
52,034	Eaton Corp. PLC	4,326,107	1.5
92,706	Exelon Corp.	4,052,179	1.4
21,224	General Dynamics Corp.	4,104,722	1.4
85,398	Halliburton Co.	3,406,526	1.2
70,845	(2) HD Supply Holdings, Inc.	3,229,823	1.1
12,489	Helmerich & Payne, Inc.	818,904	0.3
40,566	Honeywell International, Inc.	6,452,428	2.2
38,615	Ingersoll-Rand PLC - Class A	3,911,313	1.3
29,826	Kansas City Southern	3,458,623	1.2
81,048	Kinder Morgan, Inc.	1,434,550	0.5
17,339	L3 Technologies, Inc.	3,705,691	1.3
15,075	Lockheed Martin Corp.	4,830,181	1.6
35,151	Manpowergroup, Inc.	3,294,703	1.1
28,709	NextEra Energy, Inc.	4,883,401	1.7
57,291	Nucor Corp.	3,580,687	1.2
48,590	Owens Corning, Inc.	2,751,166	0.9
28,632	Packaging Corp. of America	3,147,229	1.1
21,888	Parker Hannifin Corp.	3,843,533	1.3
13,199	Roper Technologies, Inc.	3,938,186	1.3
22,301	Schlumberger Ltd.	1,408,531	0.5
72,758	Steel Dynamics, Inc.	3,327,223	1.1
21,768	(2) United Rentals, Inc.	3,392,978	1.1
63,878	Verizon Communications, Inc.	3,473,047	1.2
24,970	(2) WABCO Holdings, Inc.	3,073,308	1.0
48,413	Waste Management, Inc.	4,400,742	1.5
		132,831,484	44.9

	Total Common Stock (Cost $259,710,780)	291,268,284	98.6

EXCHANGE-TRADED FUNDS: 1.0%
34,232	iShares Global Infrastructure ETF	1,458,968	0.5
17,680	iShares MSCI ACWI ETF	1,304,960	0.5

	Total Exchange-Traded Funds (Cost $2,792,956)	2,763,928	1.0

PREFERRED STOCK: 0.5%
	Brazil: 0.5%
154,800	Telefonica Brasil SA	1,525,919	0.5

	Total Preferred Stock (Cost $2,226,784)	1,525,919	0.5

	Total Long-Term Investments (Cost $264,730,520)	295,558,131	100.1

SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
1,624,000	(3) Goldman Sachs Financial Square Government Fund - Institutional Shares, 1.870%
	(Cost $1,624,000)	1,624,000	0.5

	Total Short-Term Investments (Cost $1,624,000)	1,624,000	0.5

	Total Investments in Securities (Cost $266,354,520)	$297,182,131	100.6
	Liabilities in Excess of Other Assets	(1,635,670)	(0.6)
	Net Assets	$295,546,461	100.0

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Non-income producing security.
(3)	Rate shown is the 7-day yield as of August 31, 2018.

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	Notices to the registrant's common shareholders in accordance with the order under Section 6(c) of the Investment Company Act of 1940 (the “1940 Act”) granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated August 16, 2011.[1]

(c)(1) 2nd Qtr 2018

(c)(2) 3rd Qtr 2018

1    The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund's common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Infrastructure, Industrials and Materials Fund

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 8, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 8, 2018